UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 21, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03 Material Modifications to Rights of Security Holders

(a)
As described in Item 5.07 of this Current Report, at the 2015 Annual Meeting of Shareholders of NextEra Energy, Inc. (Company) held on May 21, 2015 (2015 Annual Meeting), the Company’s shareholders approved certain amendments to the Company’s Restated Articles of Incorporation (Charter). As described in Proposals 4 through 8 of the Company's definitive proxy statement on Schedule 14A for the 2015 Annual Meeting (Proxy Statement), the Charter amendments (1) eliminated the supermajority vote and “for cause” requirements for shareholder removal of a director, (2) eliminated a provision of the Charter which included supermajority vote requirements regarding business combinations with interested shareholders, (3) eliminated the supermajority vote requirement, and provided that the vote required is a majority of outstanding shares, for shareholder approval of certain amendments to the Charter, any amendments to the Company’s Amended and Restated Bylaws or the adoption of any new bylaws, and eliminated an exception to the required vote, and (4) lowered the minimum share ownership threshold for shareholders to call a special meeting of shareholders from a majority to 20% of outstanding shares. On May 21, 2015, the Company filed Articles of Amendment to the Company's Charter (Articles of Amendment) with the Department of State of the State of Florida implementing the Charter amendments. On May 22, 2015, the Company's Board of Directors (Board) approved Restated Articles of Incorporation of the Company (Restated Articles) reflecting the Charter amendments and the Company filed such Restated Articles with the Department of State of the State of Florida. See Item 5.03(a) of this Current Report for a description of amendments (Bylaw Amendments) to the Company's Amended and Restated Bylaws (Bylaws).

The foregoing description of the Charter amendments and the description of the Bylaw Amendments in Item 5.03(a) of this Current Report, which is incorporated by reference in this Item 3.03(a), are qualified in all respects by reference to the text of the amendments to the Charter set forth in Proposals 4 through 8 of the Proxy Statement, and to the text of the Articles of Amendment, the Restated Articles and the Bylaws, copies of which are filed as Exhibits 3(i)(a) and 3(i)(b) and Exhibit 3(ii) to this Current Report and incorporated by reference in this Item 3.03(a).

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)
On May 22, 2015, the Board adopted the Bylaw Amendments, effective on the adoption date, and adopted the Bylaws reflecting the Bylaw Amendments. Consistent with the approval by the Company's shareholders at the 2015 Annual Meeting of certain amendments to the Charter as reported under Item 5.07 and described in Item 3.03(a) of this Current Report, the Bylaw Amendments:

(1)	eliminated the supermajority vote requirement and the “for cause” requirement for shareholder removal of a director;
(2)
eliminated the supermajority vote requirement, and provided that the vote required is a majority of outstanding shares, for shareholder approval of amendments to the Bylaws or the adoption of any new bylaws; and

(3)	lowered the minimum share ownership threshold for shareholders to call a special meeting of shareholders from a majority to 20% of outstanding shares.

The foregoing description of the Bylaw Amendments is qualified in all respects by reference to the text of the Bylaws, a copy of which is filed as Exhibit 3(ii) to this Current Report and incorporated by reference in this Item 5.03(a).

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
The Company held the 2015 Annual Meeting on May 21, 2015 in Colorado Springs, Colorado. At the 2015 Annual Meeting, the Company's shareholders approved eight proposals and did not approve two shareholder proposals. The proposals are described in detail in the Proxy Statement.

(b)	The final voting results with respect to each proposal voted upon at the 2015 Annual Meeting are set forth below.

Proposal 1

The Company's shareholders elected each of the thirteen nominees to the Board for a one-year term by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	306,085,865	97.7%	7,133,791	981,080	63,060,515
Robert M. Beall, II	308,362,783	98.4%	4,866,704	971,249	63,060,515
James L. Camaren	306,833,494	98.0%	6,377,055	990,187	63,060,515
Kenneth B. Dunn	312,029,488	99.6%	1,210,248	961,000	63,060,515
Naren K. Gursahaney	311,926,530	99.6%	1,268,449	1,005,757	63,060,515
Kirk S. Hachigian	311,563,254	99.5%	1,653,576	983,906	63,060,515
Toni Jennings	310,696,771	99.2%	2,536,868	967,097	63,060,515
Amy B. Lane	311,116,970	99.3%	2,111,361	972,405	63,060,515
James L. Robo	307,437,804	98.3%	5,258,581	1,504,351	63,060,515
Rudy E. Schupp	308,362,192	98.4%	4,861,380	977,164	63,060,515
John L. Skolds	312,094,829	99.6%	1,127,633	978,274	63,060,515
William H. Swanson	309,707,174	98.9%	3,508,892	984,670	63,060,515
Hansel E. Tookes, II	310,494,019	99.1%	2,717,363	989,354	63,060,515

Proposal 2

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
372,788,226	99.1%	3,412,095	1,060,930	_

Proposal 3

The Company's shareholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
304,407,715	97.5%	7,878,590	1,914,431	63,060,515

Proposal 4

The Company's shareholders approved an amendment to Article IV of the Charter to eliminate the supermajority vote requirement for shareholder removal of a director, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
308,032,623	98.5%	4,801,195	1,366,918	63,060,515

Proposal 5

The Company's shareholders approved an amendment to eliminate Article VI of the Charter, which includes supermajority vote requirements regarding business combinations with interested shareholders, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
308,955,868	98.8%	3,703,080	1,541,788	63,060,515

Proposal 6

The Company's shareholders approved an amendment to Article VII of the Charter to eliminate the supermajority vote requirement, and provide that the vote required is a majority of outstanding shares, for shareholder approval of certain amendments to the Charter, any amendments to the Bylaws or the adoption of any new bylaws, and eliminate an exception to the required vote, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
307,672,702	98.4%	5,022,105	1,505,929	63,060,515

Proposal 7

The Company's shareholders approved an amendment to Article IV of the Charter to eliminate the “for cause” requirement for shareholder removal of a director, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
305,146,277	97.6%	7,567,251	1,487,208	63,060,515

Proposal 8

The Company's shareholders approved an amendment to Article V of the Charter to lower the minimum share ownership threshold for shareholders to call a special meeting of shareholders from a majority to 20% of outstanding shares, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
194,587,788	62.2%	118,160,694	1,452,254	63,060,515

Proposal 9

The Company's shareholders did not approve a non-binding shareholder proposal relating to political contribution disclosure to require a semiannual report disclosing political contribution policies and expenditures, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
118,091,103	39.6%	180,332,189	15,777,444	63,060,515

Proposal 10

The Company's shareholders did not approve a non-binding shareholder proposal to reduce the threshold for shareholders to call a special meeting of shareholders to 10% of outstanding shares, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
125,256,463	40.1%	186,943,791	2,000,482	63,060,515

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description

3(i)(a)	Articles of Amendment to the Restated Articles of Incorporation of NextEra Energy, Inc. filed May 21, 2015
3(i)(b)	Restated Articles of Incorporation of NextEra Energy, Inc. filed May 22, 2015
3(ii)	Amended and Restated Bylaws of NextEra Energy, Inc. effective May 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NextEra Energy, Inc.
(Registrant)

Date:  May 28, 2015

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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